UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2006 (February 9, 2006)

SEITEL, INC.

(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	0-14488 (Commission File Number)	76-0025431 (IRS Employer Identification No.)

10811 S. Westview Circle Drive
Building C, Suite 100
Houston, Texas 77043

(Address of Registrant's principal executive offices)

(713) 881-8900

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

≅   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

≅   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

≅   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

≅   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1.                 Entry into a Material Definitive Agreement

Item 1.01                  Entry into a Material Definitive Agreement

On February 9, 2006, based on the recommendation of its compensation committee, the board of directors of Seitel, Inc. ("Seitel") awarded cash bonuses and incentive equity awards under the Incentive Plan and granted five percent increases in annual base salaries to the below named executive officers.  The compensation committee determined the 2005 cash bonuses and incentive equity awards based on the achievement of performance goals, which were established by the compensation committee in early 2005, and based upon the compensation committee's exercise of discretion, which was also set forth in the Incentive Plan in early 2005.  Theses cash bonuses and incentive equity awards reflect achievement in 2005 of targets plus a discretionary increase of 10% over such targets.  For U.S. executives, 2005 performance exceeded the maximum goals established in early 2005.  The salary increases were made effective January 1, 2006; however, payment of such increases will begin February 15, 2006, together with an adjustment payment for service during the period January 1, 2006 through February 14, 2006.

	2006 Salary	2005 Cash Bonus	2005 Equity Award (shares)
Robert D. Monson, President and Chief Executive Officer	$420,000	$792,000	459,870
Kevin P. Callaghan, Chief Operating Officer and Executive Vice President	$347,000	$435,600	168,619
Robert J. Simon, President-Seitel Data, Ltd.	$273,000	$343,200	132,851
William Restrepo Chief Financial Officer, Executive Vice President and Secretary	$252,000	$115,077	37,121
Marcia H. Kendrick Chief Accounting Officer, Senior Vice President and Treasurer	$210,000	$110,000	35,483
Garis Smith President -Olympic Seismic, Ltd	C$252,000	C$204,336	56,534

            All dollar amounts are U.S. dollars, with the exception of Garis Smith's dollar amounts, which are Canadian dollars.  With the exception of 22,613 shares of unrestricted Seitel common stock, par value $.01 per share (the "Common Stock"), granted to Garis Smith, all of the above described stock grants consist of restricted shares of Common Stock that vest as to one-third of the shares on each of February 9, 2007, 2008 and 2009.  Seitel has the right to deduct or withhold, or require the executive to remit to it, an amount sufficient to satisfy any applicable taxes related to the grant and required by law to be withheld.  The executive may elect, subject to the compensation committee's approval, to satisfy the withholding requirement by having Seitel withhold shares of Common Stock.

[Signature page follows]

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

            DATED this 15th day of February, 2006.                               SEITEL, INC.

                                                                                                          By:  /s/ Robert D. Monson

                                                                                                          Robert D. Monson

                                                                                                          President and Chief Executive Officer